UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

EPOCH HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 1, 2011.

Meeting Information

EPOCH HOLDING CORPORATION Meeting Type: Annual Meeting

For holders as of: October 6, 2011

Date: December 1, 2011 Time: 9:00 AM EST

Location: The Cornell Club-New York

6 East 44th Street

New York, New York 10017

The Meeting is also being made available via live audio

webcast at www.virtualshareholdermeeting.com/ephc.

EPOCH

EPOCH HOLDING CORPORATION You are receiving this communication because you hold

640 FIFTH AVENUE

NEW YORK, NY 10019 shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

M38961-P16244

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

THE NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 17, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

During The Meeting: Go to www.virtualshareholdermeeting.com/ephc. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) Allan R. Tessler 05) John L. Cecil 02) William W. Priest 06) Peter A. Flaherty 03) Enrique R. Arzac 07) Timothy T. Taussig 04) Jeffrey L. Berenson

The Board of Directors recommends you vote FOR the following proposal:

2. To approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3. To determine, in a nonbinding advisory vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two, or three years.

The Board of Directors recommends you vote FOR the following proposal:

4. To ratify the appointment of CF & Co., L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

M38963-P16244

M38964-P16244